UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 24, 2017 root9B Holdings, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-50502	20-0443575
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

102 N. Cascade Avenue, Suite 220 Colorado Springs, CO	80919
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (602) 889 1137

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, root9B Holdings, Inc., a Delaware corporation (the “Company”) was offering secured, convertible promissory notes (the “Notes”) with an aggregate principal amount of up to $10,000,000, along with warrants to purchase shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), representing fifty percent (50%) warrant coverage (the “Warrants”), to the Investors (as defined in the Agreement) in a private placement, pursuant to the Securities Purchase Agreement dated September 9, 2016 (as amended, the “Agreement”). The following description of Notes and Warrants is presented with adjustment for the Company’s reverse split of its Common Stock at a ratio of one-for-fifteen (the “Reverse Split”), which was effective on December 5, 2016. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy securities.

Securities Purchase Agreement Amendment

On March 24, 2017, the Company entered into an amendment (the “Third Amendment”) to the Agreement with the Majority Note Holders (as defined in the Agreement). The Third Amendment authorizes the Company to issue new forms of Notes (the “Third Form of Note”) and Warrants (the “Second Form of Warrant”), each as described below. The Company provided additional representations to each of the Investors and agreed to file a registration statement with the SEC for the resale of the Warrants and the underlying shares of Common Stock no later than June 30, 2017.

The Third Amendment also provides for the issuance of Notes (as amended) with an aggregate principal amount equal to $2,250,000, along with Warrants (as amended) to purchase approximately 112,500 shares of Common Stock. The Company intends to use the proceeds for working capital and general corporate purposes. The Third Amendment also provides that the Company will file a registration statement covering the resale of the Warrants and the shares issued upon conversion of the Notes and Warrants by no later than June 30, 2017. Additionally, the Third Amendment provides that the Company make certain additional customary representations and warranties as of each closing. Following the Third Amendment, the Company has sold Notes with an aggregate principal amount of approximately $8.8 million, along with Warrants to purchase approximately 438,550 shares of Common Stock. Except as discussed herein, the terms of the Agreement, the security agreement, the Warrants, and the Notes are described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 26, 2017.

The Third Amendment will be filed in accordance with the rules and regulations of the SEC, with portions omitted and filed separately with the SEC pursuant to a request for confidential treatment.

Except as described in this Current Report, the terms of the Agreement, the security agreement, the Warrants, and the Notes are described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 26, 2017, and are qualified in their entirety by reference to the full text of the Agreement, form of Note, form of Warrant, the security agreement, and the Second Amendment to the Agreement, copies of which are filed as Exhibits 10.1, 10.2, 10.3, 10.4, and 10.5, respectively, to this Current Report on Form 8-K.

Amendment No. 1 to Warrants

On March 24, 2017, the Company and certain holders of the Warrants (the “Holders”) entered into an amendment (the “Warrant Amendment”) to each of the Warrants held by the Holders. The Warrant Amendment amends the definition of “Exercise Price” from $12.00 per share to $10.00 per share. Except as modified by the Warrant Amendment, all other terms of the Warrants remain unchanged and in full force and effect. The foregoing description of the principal terms of the Warrant Amendment does not purport to be complete and is qualified in its entirety by reference to the Warrant Amendment, a copy of which is filed as an exhibit to this Current Report on Form 8-K as Exhibit 10.6. The Second Form of Warrant, which incorporates the Warrant Amendment into the Warrant, is filed as an exhibit to this Current Report on Form 8-K as Exhibit 10.7.

Amendment No. 2 to Notes

On March 24, 2017, the Company and certain holders of the Notes (the “Noteholders”) entered into a second amendment (the “Note Amendment”) to each of Notes held by the Noteholders. The Note Amendment requires the Company to comply with new financial covenants, including that the Company maintain a positive Working Capital (as defined in the Note Amendment) as of each month end and average cash on hand at least equal to the largest payroll during the preceding 90 days (subject to certain adjustments), and requires the Company to provide regular financial reports to the Noteholders. The Note Amendment also provides that, in addition to any other right or remedy upon the occurrence or existence of any Event of Default (as defined in the Notes), and until the Event of Default is cured or the Note is converted, the Majority Note Holders may designate up to two candidates reasonably acceptable to the Company to serve as directors on the Company’s Board of Directors, which right may be exercised only once. In addition, the Note Amendment amends the definition of “Conversion Price” from $12.00 per share to $10.00 per share and reduces the per share price floor for any interest payments made in shares of common stock from $12.00 per share to $10.00 per share. Additionally, the Note Amendment provides the Noteholders with a right of first refusal in the event a third party makes an offer to the Company of a (i) financing involving more than $2,000,000, or (ii) acquisition of control of the Company in whatever form. The Note Amendment also requires that the Company offer to the Noteholders the same terms as any subsequent issuances of convertible promissory notes that contain, individually or in the aggregate, more favorable terms than the Notes. Finally, the Note Amendment clarifies that the maturity date for all notes will be September 9, 2019, any prepayments made will be on a pro rata basis and a default under any Note will be treated as a default under all Notes.

Except as modified by the Note Amendment, all other terms of the Notes remain unchanged and in full force and effect. The foregoing description of the principal terms of the Note Amendment does not purport to be complete and is qualified in its entirety by reference to the Form of Note Amendment, a copy of which is filed as an exhibit to this Current Report on Form 8-K as Exhibit 10.8.

The Third Form of Note, which incorporates the Note Amendment into the Notes, will be filed in accordance with the rules and regulations of the SEC, with portions omitted and filed separately with the SEC pursuant to a request for confidential treatment.

Waiver

In connection with the Agreement, the Company entered into a Waiver of Anti-Dilution Rights (the “Waiver”) with the Qualified Holders (as defined in the Amended and Restated Securities Purchase Agreement, dated March 10, 2016, by and among the Company and the investors party thereto (the “2016 Agreement”)). Pursuant to the terms of the Waiver, the Qualified Holders agreed to waive certain anti-dilutive rights provided to them under the terms of the 2016 Agreement with respect to the Note Amendment and the Warrant Amendment. The 2016 Agreement was included as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 14, 2016. The foregoing description of the principal terms of the Waiver does not purport to be complete and is qualified in its entirety by reference to the Form of Waiver, a copy of which is filed as an exhibit to this Current Report on Form 8-K as Exhibit 10.9.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The information set forth in the Exhibit Index immediately following the signature page to this Current Report on Form 8-K is incorporated by reference into this Item 9.01.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROOT9B HOLDINGS, INC.

Dated: March 24, 2017	By:	/s/ Dan Wachtler
	Name:	Dan Wachtler
	Title:	President

Exhibit Index

Exhibit	Description
10.1	Securities Purchase Agreement, dated September 9, 2016 (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K of the Company filed with the Commission on September 12, 2016).
10.2	Form of Secured Convertible Promissory Note (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K of the Company filed with the Commission on September 12, 2016).
10.3	Form of Common Stock Purchase Warrant (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K of the Company filed with the Commission on September 12, 2016).
10.4	Form of Security Agreement (incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K of the Company filed with the Commission on September 12, 2016).
10.5
Second Amendment to Securities Purchase Agreement, effective January 24, 2017 (incorporated by reference to Exhibit 10.5 to the Current Report on Form 8-K of the Company filed with the Commission on January 26, 2016).

10.6	Form of Amendment No. 1 to Warrant.
10.7	Second Form of Warrant.
10.8	Form of Amendment No. 2 to Secured Convertible Promissory Note
10.9	Form of Waiver to Amended and Restated Securities Purchase Agreement.